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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          BigStar Entertainment, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                                 13-399-5258
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(State of Incorporation or Organization)  (I.R.S. Employer Identification No.)


     19 Fulton Street, 5th Floor
         New York, New York                               10038
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(Address of Principal Executive Offices)               (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-77963
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       (If applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:


          Title of Each Class               Name of Each Exchange on Which
          to be so Registered               Each Class is to be Registered
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                None                                     None
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       Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
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                                (Title of Class)

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Item 1.   Description of Registrant's Securities to be Registered

          Incorporated by reference to the section titled "Description of Capital Stock" in the Prospectus contained in Registrant's Registration Statement on Form S-1 (Registration No. 333-77963) (as amended, the "Form S-1 Registration Statement") as originally filed with the Securities and Exchange Commission on May 6, 1999.

Item 2.   Exhibits

          The following exhibits are filed as part of this registration statement:

          1.   Certificate of Incorporation, as currently in effect;(1)

          2.   Certificate of Amendment to Certificate of Incorporation;(2)

          3. Certificate of Amendment to Certificate of Incorporation, to be filed prior to completion of this offering;(3)

          4. Amended and Restated Bylaws of the Registrant, as currently in effect;(4) and

          5.   Form of Registrant's Common Stock Certificate.(5)


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(1) Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration
    Statement.

(2) Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

(3) Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

(4) Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

(5) Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: July 22, 1999                     BigStar Entertainment, Inc.




                                        By: /s/ David Friedensohn
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                                            David Friedensohn
                                            Chairman of the Board and
                                            Chief Executive Officer






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